PACE Select

Prospectus Supplement

PACE® Select Advisors Trust

PACE® Mortgage-Backed Securities Fixed Income Investments

PACE® Intermediate Fixed Income Investments

PACE® Strategic Fixed Income Investments

PACE® Municipal Fixed Income Investments

PACE® International Fixed Income Investments

PACE® High Yield Investments

Supplement to the prospectus relating to Class A, Class C and Class Y shares (the "Prospectus") dated November 28, 2015, as supplemented

March 23, 2016

Dear Investor,

The purpose of this supplement is to provide you with updated information regarding each of the above named funds. Effective June 1, 2016, the front-end sales charge (load) imposed on purchases of Class A shares of the funds will decrease at all levels of investment. Also, effective June 1, 2016, the reallowance to selected dealers on purchases as a percentage of the offering price of the funds will decrease at certain levels of investment.

The Prospectus is hereby supplemented accordingly as shown below.

All references to the maximum front-end sales charge (load) of 4.50% for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments are replaced with a maximum front-end sales charge (load) of 3.75%.

All references to the maximum front-end sales charge (load) of 4.50% for PACE Municipal Fixed Income Investments are replaced with a maximum front-end sales charge (load) of 2.25%.

The section captioned "Managing your fund account" and sub-captioned "Class A sales charges. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International

ZS-786

Fixed Income Investments, and PACE High Yield Investments." on page 118 of the Prospectus is revised by replacing that section in its entirety with the following:

Class A sales charges. PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE International Fixed Income Investments, and PACE High Yield Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.75	1.78	1.50
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1.00% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

Class A sales charges. PACE Municipal Fixed Income Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 and over[1]	None	None	May pay up to 0.75[2]

1  A contingent deferred sales charge of 0.75% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.75% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $500,000 or more, UBS AM (US) pays to the dealer an amount based upon the following schedule: 0.75% on the first $3 million and 0.50% on the next $2 million.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.